UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2020

THE WALT DISNEY COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38842	83-0940635
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 South Buena Vista Street Burbank, California	91521
(Address of principal executive offices)	(Zip Code)

(818) 560-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DIS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On March 19, 2020, The Walt Disney Company (the “Company”) entered into an Underwriting Agreement with BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, with respect to the offer and sale of $1,750,000,000 aggregate principal amount of its 3.350% Notes due 2025 (the “2025 Notes”), $500,000,000 aggregate principal amount of its 3.700% Notes due 2027 (the “2027 Notes”), $1,250,000,000 aggregate principal amount of its 3.800% Notes due 2030 (the “2030 Notes”), $750,000,000 aggregate principal amount of its 4.625% Notes due 2040 (the “2040 Notes”) and $1,750,000,000 aggregate principal amount of its 4.700% Notes due 2050 (the “2050 Notes” and, collectively with the 2025 Notes, the 2027 Notes, the 2030 Notes and the 2040 Notes, the “Notes”).

The Notes will be issued pursuant to that certain Indenture, dated as of March 20, 2019, between the Company, TWDC Enterprises 18 Corp., as guarantor, and Citibank, N.A., as Trustee. The Notes have been registered under the Securities Act of 1933, as amended (the “Act”) pursuant to a Registration Statement on Form S-3 (No. 333-233595) previously filed with the Securities and Exchange Commission (the “Commission”) under the Act.

Copies of the Underwriting Agreement, the officer’s certificates of the Company establishing the terms of the Notes, the forms of Notes and the opinion of Cravath, Swaine & Moore LLP as to the validity of the Notes and related guarantees are filed as exhibits hereto and incorporated herein by reference. The Company is filing this Current Report on Form 8-K so as to file with the Commission certain items that are to be incorporated by reference into its Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

1.1

Underwriting Agreement, dated March 19, 2020, among The Walt Disney Company, TWDC Enterprises 18 Corp. and BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

4.1	Indenture (incorporated by reference from Exhibit 4.1 to The Walt Disney Company’s Current Report on Form 8-K filed on March 20, 2019).

4.2	Officer’s Certificate, dated as of March 23, 2020, establishing the 2025 Notes and their terms.

4.3	Officer’s Certificate, dated as of March 23, 2020, establishing the 2027 Notes and their terms.

4.4	Officer’s Certificate, dated as of March 23, 2020, establishing the 2030 Notes and their terms.

4.5	Officer’s Certificate, dated as of March 23, 2020, establishing the 2040 Notes and their terms.

4.6	Officer’s Certificate, dated as of March 23, 2020, establishing the 2050 Notes and their terms.

4.7	Form of 2025 Notes (included as Exhibit A to Exhibit 4.2).

4.8	Form of 2027 Notes (included as Exhibit A to Exhibit 4.3).

4.9	Form of 2030 Notes (included as Exhibit A to Exhibit 4.4).

4.10	Form of 2040 Notes (included as Exhibit A to Exhibit 4.5).

4.11	Form of 2050 Notes (included as Exhibit A to Exhibit 4.6).

5.1	Opinion of Cravath, Swaine & Moore LLP.

23.1	Consent of Cravath, Swaine & Moore LLP (included as part of Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WALT DISNEY COMPANY

By:	/s/ Jolene E. Negre
Name:	Jolene E. Negre
Title:	Associate General Counsel and Assistant Secretary

Date: March 23, 2020